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                                                                   EXHIBIT (10)a



                        CONSENT OF INDEPENDENT AUDITORS



We consent to the reference to our firm under the caption "Experts" and to the use of our report dated September 29, 1998 with respect to the consolidated financial statements of Axyn Corporation for the period ended June 30, 1998 in the Registration Statement Form 10-SB of Axyn Corporation for the registration of its common and preference stock.



Ottawa, Canada                                    ERNST & YOUNG LLP
July 29, 1999                                     Chartered Accountants